UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 16, 2013

Jarden Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-13665	35-1828377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Theodore Fremd Avenue, Rye, New York	10580
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (914) 967-9400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Jarden Corporation (the “Company”) intends to file a universal shelf Registration Statement on Form S-3 with the Securities and Exchange Commission (the “SEC”) to replace its previous shelf registration statement which has expired, pursuant to which the Company may, from time to time, offer, among other things, debt securities that are fully and unconditionally and jointly and severally guaranteed by certain of the Company’s 100% owned domestic subsidiaries (the “Debt Securities”). The Company is filing this Current Report on Form 8-K to provide the applicable subsidiary guarantor financial information pursuant to Rule 3-10 of Regulation S-X (“Rule 3-10”) under the Securities Act of 1933, as amended.

There are subsidiary guarantors of the Debt Securities that are in addition to the subsidiary guarantors reflected in the Notes to the Company’s Consolidated Financial Statements contained in its Annual Report on Form 10-K for the fiscal year ended December 31, 2012 previously filed with SEC on February 27, 2013 (the “Form 10-K”). Accordingly, the Company is updating Note 19 in the Notes to the Consolidated Financial Statements contained in the Form 10-K for the periods disclosed therein in order to update the subsidiary guarantor financial information pursuant to Rule 3-10 to include the additional subsidiary guarantors of the Debt Securities.

Additionally, the Consolidated Financial Statements and other affected financial information included in the Form 10-K have been updated to retroactively reflect the Company’s 3-for-2 stock split, effected in the form of a stock dividend of one additional share of common stock for every two shares of common stock, which was consummated on March 18, 2013 (the “Stock Split”). Accordingly, attached hereto as Exhibit 99.1, and incorporated by reference herein, are updated Item 6 (Selected Financial Data), Item 7 (Management’s Discussion and Analysis of Financial Condition and Results of Operation) and Item 8 (Financial Statements and Supplementary Data) of the Form 10-K reflecting the revisions to Note 19 to provide the additional subsidiary guarantor financial information and the revisions to reflect the Stock Split.

This Current Report on Form 8-K is being filed only for the purposes described herein. All other information in the Company’s Form 10-K remains unchanged. This Current Report on Form 8-K does not modify or update the disclosures in the Form 10-K, nor does it reflect any subsequent information or events, other than revisions described herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits: The following exhibit is hereby furnished as part of this Current Report on Form 8-K:

23.1	Consent of PricewaterhouseCoopers LLP.

99.1

Updated financial information:

Part II, Item 6. Selected Financial Data;

Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and

Part II, Item 8. Financial Statements and Supplementary Data.

101	The following financial information for the year ended December 31, 2012 included in this Form 8-K as Exhibit 99.1, formatted in XBRL (Extensible Business Reporting Language): (i) the Consolidated Statements of Operations for the years ended December 31, 2012, 2011 and 2010, (ii) the Consolidated Statements of Comprehensive Income for the years ended December 31, 2012, 2011 and 2010, (iii) the Consolidated Balance Sheets at December 31, 2012 and 2011, (iv) the Consolidated Statements of Cash Flows for the years ended December 31, 2012, 2011 and 2010, (v) the Consolidated Statements of Changes in Stockholders’ Equity for the years ended December 31, 2012, 2011 and 2010, and (vi) Notes to Consolidated Financial Statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 16, 2013

JARDEN CORPORATION

By:	/s/ James L. Cunningham III
Name:	James L. Cunningham III
Title:	Vice President and Chief Accounting Officer

Exhibit Index

Exhibit No.	Description of Exhibit

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Updated financial information: Part II, Item 6. Selected Financial Data; Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and Part II, Item 8. Financial Statements and Supplementary Data.

101	The following financial information for the year ended December 31, 2012 included in this Form 8-K as Exhibit 99.1, formatted in XBRL (Extensible Business Reporting Language): (i) the Consolidated Statements of Operations for the years ended December 31, 2012, 2011 and 2010, (ii) the Consolidated Statements of Comprehensive Income for the years ended December 31, 2012, 2011 and 2010, (iii) the Consolidated Balance Sheets at December 31, 2012 and 2011, (iv) the Consolidated Statements of Cash Flows for the years ended December 31, 2012, 2011 and 2010, (v) the Consolidated Statements of Changes in Stockholders’ Equity for the years ended December 31, 2012, 2011 and 2010, and (vi) Notes to Consolidated Financial Statements.